Exhibit 10.39
Amendment to
Employment Agreement

This Amendment is made effective as of November 2, 2009 by and between First Solar, Inc. a Delaware corporation having its principal office at 350 West Washington Street, Suite 600, Tempe, Arizona 85281 (hereinafter “Employer”) and James Zhu (hereinafter “Employee”)

WITNESSETH:

WHEREAS, Employer and Employee are party to an Employment Agreement dated as of December 1, 2008 (the “Employment Agreement”);

WHEREAS, Employer has promoted Employee to a new position and adjusted Employee’s compensation to reflect his new role;

WHEREAS, the parties wish to memorialize these action by amending the Employment Agreement accordingly;

NOW, THEREFORE, in consideration of the foregoing premises, and the mutual covenants, terms and conditions set forth herein, and intending to be legally bound hereby, Employer and Employee hereby agree that the Employment Agreement is amended as provided herein.

1.	Section 1.2 of the Employment Agreement is amended to replace the title “Vice President, Corporate Controller” with the title “Chief Accounting Officer”.

2.
Section 2.1 of the Employment Agreement is amended to the stated Base Salary of “Two Hundred Twenty-Nine ThousandNine Hundred Dollars ($229,900)” (which is reflective of Employee’s Base Salary on the date of the Employment Agreement, and which is currently Two Hundred Forty-Three Thousand Six Hundred Ninety Four Dollars ($243,694)) with “Two Hundred Sixty-Eight Thousand, Sixty-Four Dollars ($268,064)”.

3.	Section 2.2 of the Employment Agreement is amended to replace the annual bonus eligibility from “forty percent (40%)” to “forty-five percent (45%)”

4.	Except as amended above, the Employment Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, Employer has caused this Agreement to be executed by one of its duly authorized officers and Employee has individually executed this Agreement, each intending to be legally bound, as of the date first above written.

EMPLOYER	EMPLOYEE
/s/ Robert J. Gillette Robert J. Gillette Chief Executive Officer	/s/ James Zhu James Zhu

Date: November 2, 2009